UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2018

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

513-297-3640

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02 Unregistered Sales of Equity Securities.

On November 28, 2018, Workhorse Group Inc. (the “Company”) entered into a Sales Agreement with Duke Energy One, Inc., a wholly-owned subsidiary of Duke Energy Corporation (NYSE: DUK) (“Duke”), pursuant to which the Company sold Duke 615,000 battery cells (the “615,000 Cells”) in consideration of $1,340,700.  Workhorse will continue to use the cells in the near term for the delivery of trucks to UPS and DHL.  Until May 1, 2019, the Company has the right and option to require Duke to sell the 615,000 Cells back to the Company and Duke has the right and option to require the Company to purchase the 615,000 Cells at price equal to the price the 615,000 Cells were sold.

On November 28, 2018, in consideration for consenting to the Company selling the Cells to Duke, which served as collateral for Arosa Opportunistic Fund LP (“Arosa”) under a Loan Agreement, dated as of July 8, 2018, as amended, for $7.8 million, the Company entered into a Limited Consent, Waiver and Release with Arosa pursuant to which the Company issued Arosa 2,000,000 shares of common stock and restruck the exercise price of  warrants previously issued to Arosa to $1.25 per share.  In addition, while the Arosa Loan remains outstanding, the exercise price of the Arosa Warrants will be restruck to equal the price of any equity issued by the Company, including the issuance of any common stock purchase warrants or other derivative convertible securities, if the issuing price of such securities is less than $1.25.

The offer, sale and issuance of the above securities was made to accredited investors and the Company relied upon the exemptions contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated there under with regard to the sale. No advertising or general solicitation was employed in offering the securities. The offer and sales were made to an accredited investor and transfer of the common stock will be restricted by the Company in accordance with the requirements of the Securities Act of 1933, as amended.

The description of the terms and conditions of the agreements above do not purport to be complete and are qualified in their entirety by the full text of the form of the agreements described above, which are filed as exhibits to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Amended and Restated Warrant to Purchase Common Stock issued to Arosa Opportunistic Fund LP dated November 28, 2018
10.1	Sales Agreement by and between Workhorse Group Inc. and Duke Energy One, Inc. dated November 28, 2018
10.2	Limited Consent, Waiver and Release by and between Workhorse Group Inc. and Arosa Opportunistic Fund LP dated November 28, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: November 29, 2018	By:	/s/ Paul Gaitan
	Name:	Paul Gaitan
	Title:	Chief Financial Officer

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